Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) Of
The Securities Exchange Act of 1934

Date of Earliest Report Event:  December 8, 2011

Spine Pain Management, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-27407	98-0187705
(State Or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5225 Katy Freeway
Suite 600
Houston, Texas   77007
(Address of principal executive office) (Postal Code)

(713) 521-4220
(Registrant’s telephone number)

Item 7.01  Regulation FD Disclosure.

On December 8, 2011, William F. Donovan, M.D., our President and Chief Executive Officer, will be attending the LD MICRO Invitational conference at the Luxe Sunset Boulevard Hotel in Los Angeles, California.  During the conference, Dr. Donovan is scheduled to make a presentation during the morning, at which presentation he will use a business summary slide show on Microsoft PowerPoint.

Since some portions of the business summary slide show may contain information which may not have been previously disclosed in our filings with the Securities and Exchange Commission, we are filing herewith, in compliance with Regulation FD, a copy of the business summary slide show on Microsoft PowerPoint as “Exhibit 99.1.”

The information in this Form 8-K will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Business summary slide show on Microsoft PowerPoint

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPINE PAIN MANAGEMENT, INC.

/s/ William Donovan, M.D.
By: William Donovan, M.D.
Date: December 7, 2011	Chief Executive Officer